UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    March 30, 2006

Wireless Telecom Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
New Jersey
(State or Other Jurisdiction of Incorporation)
001-11916	22-582295
(Commission File Number)	(IRS Employer Identification No.)
25 Eastmans Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
(973) 386-9696
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

(a)    The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On March 30, 2006, Wireless Telecom Group, Inc., a New Jersey corporation, issued a press release discussing its financial results for its twelve months and fourth quarter ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(c)        Exhibits.

Exhibit No.	Description
99.1	Press Release of Wireless Telecom Group, Inc. dated March 30, 2006, discussing financial results for the twelve months and fourth quarter ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.
Date: March 30, 2006	By:	/s/ Paul Genova
Paul Genova President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Wireless Telecom Group, Inc. dated March 30, 2006, discussing financial results for the twelve months and fourth quarter ended December 31, 2005.